Riverbridge Eco Leaders® Fund Investor Class: ECOLX Institutional Class: RIVEX
Summary Prospectus	December 31, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at http://www.riverbridge.com/mutual-funds/eco-leaders-fund. You may also obtain this information at no cost by calling 888-447-4770 or by sending an e-mail request to Riverbridgefunds@umb.com. The Fund's Statutory Prospectus and Statement of Additional Information, both dated April 1, 2014, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Riverbridge Eco Leaders Fund (the “Eco Leaders Fund”) is to seek long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Eco Leaders Fund.

	Investor Class Shares	Institutional Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	1.00%	1.00%
Wire fee	$20	$20
Overnight check delivery fee	$15	$15
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.90%	0.90%
Distribution and/or service (Rule 12b-1) fees	0.25%	None
Other expenses (includes shareholder service fees of up to 0.10%)1	0.55%	0.55%
Total annual fund operating expenses	1.70%	1.45%
Fees waived and/or expenses reimbursed2	(0.30)%	(0.30)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.40%	1.15%

1	“Other Expenses” are estimated for the current fiscal year. Actual expenses may differ from estimates.
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The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Eco Leaders Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.40% and 1.15% of the average daily net assets of the Eco Leaders Fund’s Investor Class and Institutional Class shares, respectively. This agreement is in effect until March 31, 2015, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Eco Leaders Fund, subject to certain limitations, of fees waived or payments made to the Eco Leaders Fund for a period of three years from the date of the waiver or payment.

Example

This example is intended to help you compare the costs of investing in the Eco Leaders Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Eco Leaders Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Eco Leaders Fund’s operating expenses remain the same. The one-year example and the first year of the three-year example are based on net operating expenses, which reflect the expense waiver/reimbursement by the Fund’s advisor. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor Class shares	$143	$506
Institutional Class shares	$117	$429

Portfolio Turnover

The Eco Leaders Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Eco Leaders Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Eco Leaders Fund’s performance. The Eco Leaders Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market conditions, the Eco Leaders Fund intends to invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of “Eco Leader” companies, which are companies that the Fund’s advisor believes have sustainable environmental practices (i.e., companies that have a net positive impact on the environment), and which in addition have high social and governance standards.

The Eco Leaders Fund’s investments in equity securities may include common stock, preferred stocks and convertible securities. While the Eco Leaders Fund invests primarily in equity securities of U.S. issuers, it may invest in securities of foreign (i.e., non-U.S.) issuers. The Eco Leaders Fund’s investments in foreign securities will be primarily comprised of U.S. dollar-denominated securities of foreign issuers traded in the United States and American Depositary Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. The Eco Leaders Fund may invest in companies of any size, including small- and mid-capitalization companies. The Eco Leaders Fund intends to invest in a portfolio of securities typically spread across many economic sectors. The Eco Leaders Fund may invest in investment grade convertible securities of any maturity. Investment grade securities are those rated at the time of acquisition Baa3 or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB- or higher by Standard & Poor's, a division of McGraw Hill Companies Inc. (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated by S&P, Moody's or Fitch, determined by the Fund’s advisor to be of comparable quality.

The Eco Leaders Fund’s advisor believes that earnings power determines the value of a franchise. The advisor focuses on companies that it views as building their earnings power and intrinsic, or actual, values over long periods of time. The advisor uses a bottom-up approach that seeks to identify high quality, well-managed growth companies that demonstrate the ability to sustain strong secular earnings growth regardless of overall economic conditions. This fundamental approach includes a thorough assessment of the companies’ social and governance standards. In selecting the Fund’s investments the advisor first selects companies based on the advisor’s investment criteria and then evaluates those companies according to the advisor’s environmental impact standards.

Principal Risks

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Eco Leaders Fund is set forth below. Before you decide whether to invest in the Eco Leaders Fund, carefully consider these risk factors associated with investing in the Eco Leaders Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk. The value of the equity securities held by the Eco Leaders Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Eco Leaders Fund participate, or factors relating to specific companies in which the Eco Leaders Fund invests.

Environmental Policy Risk. The Eco Leaders Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Eco Leaders Fund underperforming funds that do not have an environmental focus.

Small- and Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met, the prices of growth securities typically fall.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depositary Receipts (“ADRs”). Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Fund’s advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

No operating history. The Eco Leaders Fund is newly organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Performance

The Eco Leaders Fund is new and does not yet have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Eco Leaders Fund has been in operation for one calendar year.

Investment Advisor

Riverbridge Partners, LLC

Portfolio Managers

Mark A. Thompson, Rick D. Moulton, CFA and Dana L. Feick, CFA have served as the Eco Leaders Fund’s portfolio managers since its inception.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount. The following shows the Eco Leaders Fund’s minimum investment requirements for various types of accounts:

Minimum Investments	To Open Your Account	To Add to Your Account
Investor Class Shares
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$2,500	$100
Gift Account For Minors	$2,500	$100
Institutional Class Shares
All Accounts	$1 million	None

Shares of the Eco Leaders Fund are redeemable on any business day the NYSE is open for business by written request, or by telephone.

Tax Information

The Eco Leaders Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Eco Leaders Fund through a broker-dealer or other financial intermediary (such as a bank), the Eco Leaders Fund and its related companies may pay the intermediary for the sale of Eco Leaders Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Eco Leaders Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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